Exhibit 32.1

CERTIFICATIONS OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of RMG Networks Holding Corporation (the “Company”) for the quarter ended March 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert Michelson, Chief Executive Officer of the Company, and William G. Cole, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our best knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2016

By:	/s/ Robert Michelson
Robert Michelson
Chief Executive Officer

By:	/s/ Jana Ahlfinger Bell
Jana Ahlfinger Bell
Chief Financial Officer